Exhibit 10.2

AMENDMENT NO. 1 TO

AMENDED AND RESTATED EMPLOYMENT AGREEMENT

THIS AMENDMENT NO. 1 TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the “Amendment”) made as of December 17, 2012 (“Effective Date”) by and between BioMarin Pharmaceutical Inc., a Delaware corporation (the “Company”) and Jean-Jacques Bienaimé (“Employee”).

1.	This Amendment No. 1 is intended to amend and modify that certain Amended and Restated Employment Agreement by and between the Company and Employee dated January 1, 2009 (the “Agreement”). The Agreement, together with this Amendment, shall constitute a single agreement. Capitalized terms not otherwise defined in this Amendment shall have the meaning ascribed to such terms in the Agreement. Except as expressly modified by this Amendment, the Agreement shall remaining full force and effect according to its terms.

2.	The first sentence of Section 8 (h) is hereby deleted and replaced in its entirety by the following:

(h) Mechanics. All Termination Compensation described in Subsections 8(c) (1) above, if any, and the enhanced Termination Compensation described in Subsections 8(d)(i), 8(d)(ii) and 8(d)(iv) through (vi) above, if any, shall be payable in one lump-sum payment within thirty (30) days of the Employee’s termination date, conditioned on Employee executing the Company’s standard form severance and release agreement within twenty (20) days of the Employee’s termination, and shall be subject to customary withholding and other applicable payroll processes. If Employee fails to execute and deliver the Company’s standard form severance and release agreement within twenty (20) days after the Employee’s termination, Employee will have no right to any Termination Compensation under this Agreement.

3.	This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties to this Amendment have executed this Amendment as of the date first written above.

BIOMARIN PHARMACEUTICAL INC.		EMPLOYEE

By:	/s/ G. Eric Davis	By:	/s/ Jean-Jacques Bienaimé
Name: G. Eric Davis			Jean-Jacques Bienaimé
Its: Sr. Vice President & General Counsel